                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.(1)                  PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER       YEAR: 2002 FINAL

               MONTH                      6/30/02      7/31/02      8/31/02    9/30/02       10/31/02      11/30/02        12/19/02
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $  617,525   $  938,666  $  840,227  $   727,811   $   851,790   $  1,253,932   $    467,447
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  326,174   $  610,556  $  526,004  $   433,150   $   593,077   $  1,010,955   $    277,907
NET INCOME (LOSS) (MOR-6)               $ (338,175)  $  (35,773) $ (120,330) $(5,663,630)  $   214,010   $    703,874   $ 20,353,784
PAYMENTS TO INSIDERS (MOR-9)            $       --   $       --  $       --  $        --   $        --   $         --   $         --
PAYMENTS TO PROFESSIONALS (MOR-9)       $       --   $       --  $       --  $        --   $        --   $         --   $         --
TOTAL DISBURSEMENTS (MOR-7)(1)          $  186,246   $1,019,169  $1,293,634  $   191,230   $ 1,763,181   $  2,921,729   $    949,799
(1) Excludes intercompany transfers
  as follows:                           $1,102,126   $  746,935  $  558,861  $ 1,039,861   $   568,467   $    587,954   $     79,173

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES      If so, describe
See attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? YES

If so, describe  Pursuant to the Plan of Reorganization, Sterling Canada, Inc.
               -----------------------------------------------------------------
sold all of its assets.
--------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ JOHN R. BEAVER
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  Controller
                         -------------------------------------------------------

(1) This business was sold as part of our plan of reorganization, effective December 19, 2002. This will be the final MOR.

MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re: FM         1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Global, et al.                             Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

                                  ATTACHMENT 3
                POST-PETITION PAYMENT OF PREPETITION LIABILITIES
                                 DECEMBER 2002

CREDITOR                                                             PAYMENT
STERLING CANADA, INC. CASE #01-37810-H4-11
Cure Costs Payments:
Eka Chemicals                                                      151,343.00
Japan Carlit Company                                                 1,316.00
                                                                -------------
         TOTAL PREPETITION PAYMENTS                             $  152,659.00
                                                                =============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 19, 2002
(In Thousands) (Unaudited)

                                             ---------------------------------------------------------------
                                             STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                                    INC.(1)              ENERGY, INC.             INC.
ASSETS                                          01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                             ---------------------------------------------------------------
Current Assets:
        Cash and cash equivalents                $   2,516              $       -                 $      44
        Trade accounts receivable, net              48,488                    112                     2,751
        Other Receivables                            1,257                      -                       885
        Due from affiliates                         30,592                 13,616                         -
        Inventories                                 26,982                      -                     7,806
        Prepaid expenses                             5,271                      -                        76
        Deferred income tax benefit                      -                      -                         -
                                             ---------------------------------------------------------------
TOTAL CURRENT ASSETS                               115,106                 13,728                    11,562

Property, plant and equipment, net                 111,511                  2,424                         -
Deferred income taxes                                    -                      -                         -
Investments-Third Party                              1,500                  5,527                         -
Investments in Subs                                129,795                      -                         -
Other assets                                        32,145                      -                     1,063
                                             ---------------------------------------------------------------

TOTAL ASSETS                                     $ 390,057              $  21,679                 $  12,625
                                             ===============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  168,774                    801                     5,571
Pre-Petition liabilities:
        Notes Payable - Secured(2)                 227,848                      -                    57,221
        Secured Debt Accrued Interest(2)            59,438                      -                    14,894
        Secured - Other                                410
        Unsecured debt                             248,484                  1,110                    67,921
        Other / Intercompany                       201,020                      -                         -
        Deferred income taxes                            -                      -                         -

Common stock held by new ESOP                            -                      -                         -
Less: Unearned compensation                              -                      -                         -
Redeemable preferred stock                               -                      -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                     -                      1                         -
        Additional paid-in capital                (235,013)                     -                     7,874
        Retained earnings-Filing Date             (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date         (53,511)                 4,434                   (18,696)
        Pension adjustment                         (14,890)                     -                         -
        Accumulated translation adj.                     -                      -                         -
        Deferred compensation                            -                      -                         -
                                             ---------------------------------------------------------------
                                                  (515,917)                19,768                  (148,751)
        Treasury stock at cost                           -                      -                         -
                                             ---------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        (515,917)                19,768                  (148,751)

TOTAL LIABILITIES AND EQUITY                     $ 390,057              $  21,679                 $  12,625
                                             ===============================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $     220           $       -           $   1,917
        Trade accounts receivable, net             -                      2,191                 670               4,675
        Other Receivables                          -                        993                   -                   -
        Due from affiliates                    2,791                     63,754                 368               8,511
        Inventories                                -                          -                  62               1,643
        Prepaid expenses                           -                          -                   -                 428
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,791                     67,158               1,100              17,174

Property, plant and equipment, net                 -                          -                   -              40,152
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,355                   -
Other assets                                       -                      1,186                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,791                  $ 364,155           $   2,455           $  57,326
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                111                      5,529                 387               1,941
Pre-Petition liabilities:
        Notes Payable - Secured(2)             3,652                     67,152                   -                   -
        Secured Debt Accrued Interest(2)         951                     17,478                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,960                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,354
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,542)                    16,234              (1,214)             (9,769)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,763)                     9,036               1,929              (6,897)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,763)                     9,036               1,929              (6,897)

TOTAL LIABILITIES AND EQUITY                $  2,791                  $ 364,155           $   2,455           $  57,326
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   4,697
        Trade accounts receivable, net              -                 58,887
        Other Receivables                           -                  3,135
        Due from affiliates                  (119,372)                   260
        Inventories                                 -                 36,493
        Prepaid expenses                            -                  5,775
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (119,372)               109,247

Property, plant and equipment, net                  -                154,087
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,027
Investments in Subs                          (381,508)                45,453
Other assets                                       (1)                34,393
                                            --------------------------------

TOTAL ASSETS                                $(500,881)             $ 350,207
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (50,427)               132,687
Pre-Petition liabilities:
        Notes Payable - Secured(2)            (60,873)               295,000
        Secured Debt Accrued Interest(2)      (15,845)                76,916
        Secured - Other                                                  410
        Unsecured debt                       (132,630)               513,106
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                    48
        Additional paid-in capital            (40,085)              (178,502)
        Retained earnings-Filing Date               -               (424,273)
        Retained earnings-Post Filing Date          -                (66,064)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,086)              (683,681)
        Treasury stock at cost                      -                      -
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,086)              (683,681)

TOTAL LIABILITIES AND EQUITY                $(500,881)            $  350,207
                                            ================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

(2) Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


     MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                         -------------------------------------------------------------------------------------------
                                                Jun-2002      Jul-2002    Aug-2002   Sep-2002   Oct-2002   Nov-2002    Dec 19, 02
                                         -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                        $      218    $      272   $     369   $    468  $     982   $     931    $      295
ROYALTY AND REVENUE PAYABLE                           --            --                                                          --
NOTES PAYABLE - INSURANCE                         19,409        19,409      19,409     19,409     19,409      19,409        19,409
TAX PAYABLE:                                          --            --                                                          --
    Federal Payroll Taxes                             --            --                                                          --
    State Payroll & Sales                             --            --                                                          --
    Ad Valorem Taxes                                  --            --                                                          --
    Other Taxes                                        8            14          13          7  $       9          16            16
TOTAL TAXES PAYABLE                           $        8     $      14   $      13          7          9   $      16    $       16
SECURED DEBT POST-PETITION                            --            --                                                          --
ACCRUED INTEREST PAYABLE                              --            --                                                          --
*ACCRUED PROFESSIONAL FEES:                           --            --                                                          --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                90           110          15                                              11
  2.  Lease Operating Expenses/Capital                --            --                                                          --
TOTAL POST-PETITION LIABILITIES (MOR-3)       $   19,725     $  19,804   $  19,806   $ 19,884  $  20,401   $  20,356    $   19,731
====================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH   DECEMBER 19, 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $132,687    $ 122,757    $      33   $        52   $     4,627   $       5,218

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $132,687    $ 122,757    $      33   $        52   $     4,627   $       5,218
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 60,929    $ 60,929     $     --   $     --   $     --   $     --

        31-60           424         424           --         --         --         --

        61-90           495         495           --         --         --         --

        91 +         11,862      11,862           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 73,710    $ 73,710     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING DECEMBER 19, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                     INC.(1)             ENERGY, INC.             INC.
              MONTH                              01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------
REVENUES  (MOR-1)                              $       25,243,480    $          126,427    $          960,800
TOTAL COST OF REVENUES                                 24,144,007               126,427               832,189
GROSS PROFIT                                   $        1,099,473    $               --    $          128,611
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $          681,590    $               --    $           93,880
  Insiders Compensation                                        --                    --                    --
  Professional Fees                                     1,619,484                    --                    --
  Other (Earnings in Joint Venture)                       381,949               (14,187)                   --

TOTAL OPERATING EXPENSE                        $        2,683,023    $          (14,187)   $           93,880
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $       (1,583,550)   $           14,187    $           34,731
INTEREST EXPENSE (includes amort of debt fees)          2,885,805                    --               467,439
DEPRECIATION                                            1,135,367                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --
OTHER ITEMS**                                                  --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $        4,021,172    $               --    $          467,439
==============================================================================================================
NET INCOME BEFORE TAXES                        $       (5,604,722)   $           14,187    $         (432,708)
INCOME TAXES                                                   --                   638                    --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                      $       (5,604,722)   $           13,549    $         (432,708)
==============================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          467,447   $          184,084
TOTAL COST OF REVENUES                                          --                24,546              316,360
GROSS PROFIT                                    $           10,000    $          442,901   $         (132,276)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            6,264    $          164,994   $          (51,957)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            6,264    $          164,994   $          (51,957)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            3,736    $          277,907   $          (80,319)
INTEREST EXPENSE (includes amort of debt fees)              28,283               193,875                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --           (20,361,258)                  --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           28,283    $      (20,167,383)  $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (24,547)   $       20,445,290   $          (80,319)
INCOME TAXES                                                    --                91,506                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (24,547)   $       20,353,784   $          (80,319)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                                   $        2,035,205   $         (10,000)    $      29,017,443
TOTAL COST OF REVENUES                                       1,355,036             (10,000)           26,788,565
GROSS PROFIT                                        $          680,169   $              --     $       2,228,878
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          385,899   $        (342,528)              938,142
  Insiders Compensation                                             --                  --                    --
  Professional Fees                                                 --                  --             1,619,484
  Other (Earnings in Joint Venture)                                 --                  --               367,762

TOTAL OPERATING EXPENSE                             $          385,899   $        (342,528)    $       2,925,388
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          294,270   $         342,528              (696,510)
INTEREST EXPENSE (includes amort of debt fees)                      --             342,528             3,917,930
DEPRECIATION                                                   209,105                  --             1,344,472
OTHER (INCOME) EXPENSES*                                            --                  --           (20,361,258)
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          209,105   $         342,528     $     (15,098,856)
=================================================================================================================
NET INCOME BEFORE TAXES                             $           85,165   $              --     $      14,402,346
INCOME TAXES                                                        --                  --                92,144
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           85,165   $              --     $      14,310,202
=================================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                     Jun-02       Jul-02        Aug-02
-----------------------------------------------    ----------   ----------    ----------
1.  CASH-BEGINNING OF MONTH                        $   58,277   $  148,432    $  170,312
RECEIPTS:
2.  CASH SALES                                     $       --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                 139,297   $1,156,999     1,030,756
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                             1,239,230      630,984       574,906
TOTAL RECEIPTS                                     $1,378,527   $1,787,983    $1,605,662
(Withdrawal)Contribution by Individual
Debtor MFR-2*

DISBURSEMENTS:
7.  NET PAYROLL                                    $       --   $
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                      17,807        8,165        14,277
10. SECURED/RENTAL/LEASES                                  --                         --
11. UTILITIES                                                                         --
12. INSURANCE                                                                         --
13. INVENTORY PURCHASES                                                               --
14. VEHICLE EXPENSES                                                                  --
15. TRAVEL & ENTERTAINMENT                                                            --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                   --
17. ADMINISTRATIVE & SELLING                          151,494       22,860       136,439
18. OTHER (attach list)                             1,119,071    1,735,079     1,701,779

TOTAL DISBURSEMENTS FROM OPERATIONS                $1,288,372   $1,766,104    $1,852,495
19. PROFESSIONAL FEES                              $       --
20. U.S. TRUSTEE FEES                                      --
21. OTHER REORGANIZATION EXPENSES
(attach list)                                              --
TOTAL DISBURSEMENTS                                $1,288,372   $1,766,104    $1,852,495
22. NET CASH FLOW                                  $   90,155   $   21,880    $ (246,833)
23. CASH - END OF MONTH (MOR-2)                    $  148,432   $  170,312    $  (76,521)


   CASH RECEIPTS AND                                                                            FILING TO
   DISBURSEMENTS                            Sep-02         Oct-02       Nov-02      Dec-02        DATE
---------------------------------------   ----------    -----------  ----------   ----------   -----------
1.  CASH-BEGINNING OF MONTH               $  (76,521)   $   47,365   $   98,880   $   65,896   $   271,082
RECEIPTS:
2.  CASH SALES                            $             $            $       --   $       --   $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE        290,454     1,811,339    2,184,670       84,092    19,725,080
4.  LOANS & ADVANCES (attach list)                                                                      --
5.  SALE OF ASSETS                                                                                      --
6.  OTHER (attach list)                    1,064,523       571,824    1,292,029      945,910    33,174,290
TOTAL RECEIPTS                            $1,354,977    $2,383,163   $3,476,699   $1,030,002   $52,899,371
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                                                            N/A          N/A

DISBURSEMENTS:
7.  NET PAYROLL                                         $            $       --   $       --   $        --
8.  PAYROLL TAXES PAID                                                                                  --
9.  SALES, USE & OTHER TAXES PAID                            7,434        9,743                    292,236
10. SECURED/RENTAL/LEASES                                                                               --
11. UTILITIES                                                                                           --
12. INSURANCE                                                                                           --
13. INVENTORY PURCHASES                                                                                 --
14. VEHICLE EXPENSES                                                                                    --
15. TRAVEL & ENTERTAINMENT                                                                              --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                     --
17. ADMINISTRATIVE & SELLING                   4,203         1,640      725,500      855,468     2,721,698
18. OTHER (attach list)                    1,226,888     2,322,574    2,774,440      173,504    50,089,593

TOTAL DISBURSEMENTS FROM OPERATIONS       $1,231,091    $2,331,648   $3,509,683   $1,028,972   $53,103,527
19. PROFESSIONAL FEES                                   $       --   $       --   $       --   $        --
20. U.S. TRUSTEE FEES                                           --           --           --            --
21. OTHER REORGANIZATION EXPENSES
(attach list)                                                   --           --           --            --
TOTAL DISBURSEMENTS                       $1,231,091    $2,331,648   $3,509,683   $1,028,972   $53,103,527
22. NET CASH FLOW                         $  123,886    $   51,515   $  (32,984)  $    1,030   $  (204,156)
23. CASH - END OF MONTH (MOR-2)           $   47,365    $   98,880   $   65,896   $   66,926   $    66,926


        MOR-7

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                  Jun-02
----------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                   57
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous                                                     48
       Advance from Parent company - Sterling Chemicals             137,000
       Loan Advance from a subsidiary - Sterling NRO
       Return of investment from SPCUS
       Rec'd in error, to be returned in Sep 01 SPC Ltd
       cash receipts re Inter company AR                          1,102,125
       rec'd in error and to be returned in Nov 01.

   TOTAL OTHER RECEIPTS                                          $1,239,230
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals               604,865
       cash disbursements re Inter company AP                       497,261
       CIT revolver cash sweep                                       16,945
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                     $1,119,071

   OTHER CASH RECEIPTS AND                                                                                            FILING TO
   DISBURSEMENTS:                           Jul-02      Aug-02    Sep-02      Oct-02        Nov-02        Dec-02           DATE
-------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                           49         44           84  $       61  $        75   $       81   $     2,031
       401(k) Plan Refund                                   --                                                               --
       Cobra Insurance Payment                              --                                                               --
       Miscellaneous                                     1,001                    1,296                       601         8,929
       Advance from Parent company -
        Sterling Chemicals                   10,000     15,000      127,000       2,000      704,000      394,340     1,685,340
       Loan Advance from a subsidiary -
        Sterling NRO                                        --                                    --                 19,409,155
       Return of investment from SPCUS                      --                                    --                  1,659,140
       Rec'd in error, to be returned in
        Sep 01 SPC Ltd                                      --          578                                10,055        10,633
       cash receipts re Inter company AR    620,935    558,861      936,861     568,467      587,954      540,833    10,164,404
       rec'd in error and to be returned
        in Nov 01.                                          --                                                          234,658

   TOTAL OTHER RECEIPTS                  $  630,984    574,906  $ 1,064,523  $  571,824  $ 1,292,029   $  945,910   $33,174,290
   18. OTHER DISBURSEMENTS:
       Workover Expense                                     --                                                               --
       Capital Expenditures                                 --                                                               --
       Interest Payment                                     --                                                               --
       Pre-petition checks voided in
        current period                                      --                                                               --
       Advance to Parent company -
        Sterling Chemicals                  515,042    305,766      481,000     514,681     513,853                  29,548,489
       Cash disbursements re Inter
        company AP                          231,893    253,095      558,861      53,786      74,101        79,173     3,863,229
       CIT revolver cash sweep              988,144  1,142,918      187,027   1,754,107   2,186,486        94,331    16,244,632
       Capital contribution to SPCUS                                                                                    433,243
   TOTAL OTHER DISBURSEMENTS             $1,735,079 $1,701,799  $ 1,226,888  $2,322,574  $2,774,440    $  173,504   $50,089,593


                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                             MONTH OF DECEMBER 19, 2002

                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                        1,184               100               712            63,900            65,896
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE             84,092                                                                  84,092

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                               --            10,055           935,173               682           945,910
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                    84,092            10,055           935,173               682         1,030,002
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                                                             --

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                         855,468                             855,468

  18. OTHER (attach list)                           84,276            10,055            79,173                --           173,504
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS               84,276            10,055           934,641                --         1,028,972
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                               84,276            10,055           934,641                --         1,028,972
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                   (184)               --               532               682             1,030

  23. CASH - END OF MONTH (MOR-2)                    1,000               100             1,244            64,582            66,926

MOR-7

                    *  Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                             MONTH OF DECEMBER 19, 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --        $        --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals                                                    394,340
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                   10,055
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                                   540,833
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $         --      $    10,055         $  935,173
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                                --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals
       cash disbursements re Inter company AP                                                               79,173
       CIT revolver cash sweep                                          84,276           10,055
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                      $     84,276      $    10,055         $   79,173


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $        81                         $        81
       401(k) Plan Refund                                                                                      --
       Advance from Parent company - Sterling Chemicals                                                   394,340
       Miscellaneous                                                      601                                 601
       Transfer Between Accounts                                                                               --
       Loan Advance from a subsidiary - Sterling NRO                                                           --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                     10,055
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                                  540,833
       rec'd in error and to be returned in Oct 01.                                                            --

   TOTAL OTHER RECEIPTS                                            $      682                         $   945,910
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures                                                                                    --
       Interest Payment                                                                                        --
       Pre-petition checks voided in current period                                                            --
       Advance to Parent company - Sterling Chemicals                      --                                  --
       cash disbursements re Inter company AP                              --                              79,173
       CIT revolver cash sweep                                                                             94,331
       Capital contribution to SPCUS                                                                           --
   TOTAL OTHER DISBURSEMENTS                                       $       --                         $   173,504




                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF DECEMBER 19 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking        TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------   ------------
BANK BALANCE                 $      1,000   $        100     $      1,244    $      2,344   $  64,582   $     66,927
DEPOSIT IN TRANSIT                                                                                 --             --
OUTSTANDING CHECKS                                                                                                --
ADJUSTED BANK BALANCE        $      1,000   $        100     $      1,244    $      2,344   $  64,582   $     66,927
BEGINNING CASH - PER BOOKS   $      1,184   $        100     $        712    $      1,996   $  63,900   $     65,896
RECEIPTS                           84,092         10,055          935,173       1,029,320         682      1,030,002
TRANSFERS BETWEEN ACCOUNTS                                             --              --                         --
(WITHDRAWAL)CONTRIBUTION-                                                                                         --
BY INDIVIDUAL DEBTOR MFR-2                                                                                        --
CHECKS/OTHER DISBURSEMENTS        (84,276)       (10,055)        (934,641)      (1,028,972)              $ (1,028,972)
ENDING CASH - PER BOOKS      $      1,000    $       100     $       1,244    $      2,344   $  64,582   $     66,926

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     Jun-2002     Jul-2002     Aug-2002    Sep-2002   Oct-2002      Nov-2002     Dec-2002     FILING TO
        /COMP TYPE (2)                                                                                                    DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --    $      --    $      --   $      --   $      --    $      --    $      --   $   --
2.                                    --           --           --          --          --           --           --       --
3.                                    --           --           --          --          --           --           --       --
4.                                    --           --           --          --          --           --           --       --
5.                                    --           --           --          --          --           --           --       --
6.                                    --           --           --          --          --           --           --       --
7.                                    --           --           --          --          --           --           --       --
8.                                    --           --           --          --          --           --           --       --
9.                                    --           --           --          --          --           --           --       --
TOTAL INSIDERS (MOR-1)         $      --    $      --    $      --   $      --   $      --    $      --    $      --   $   --

      PROFESSIONALS             Jun-2002     Jul-2002     Aug-2002   Sep-2002    Oct-2002     Nov-2002     Dec-2002     FILING TO
     NAME/ORDER DATE                                                                                                      DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --    $      --   $      --   $      --   $      --     $    --      $      --   $    --
2.                                    --           --          --          --          --          --             --        --
3.                                    --           --          --          --          --          --             --        --
4.                                    --           --          --          --          --          --             --        --
5.                                    --           --          --          --          --          --             --        --
6.                                    --           --          --          --          --          --             --        --
TOTAL PROFESSIONALS (MOR-1)    $      --    $      --   $      --   $      --   $      --     $    --      $      --   $    --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9